Exhibit 10.27

EXECUTION VERSION

CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT
AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT

This CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT, dated as of January 31, 2017 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Credit Agreement, dated as of January 15, 2016, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”) and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”), as amended by that certain First Amendment to Credit Agreement and Collateral Agency Agreement, dated as of May 12, 2016, that certain Consent and Second Amendment to Credit Agreement, dated as of June 29, 2016, and that certain Consent and Third Amendment to Credit Agreement and First Amendment to Cash Diversion and Commitment Fee Guaranty, dated as of November 30, 2016 (as amended prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”) and (b) that certain Guaranty and Security Agreement (as amended, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), dated as of January 15, 2016, among each Tax Equity Holdco party thereto (including, for the avoidance of doubt, each Tax Equity Holdco party thereto by virtue of its execution of an Accession Agreement) and Deutsche Bank Trust Company Americas, as Collateral Agent (in such capacity, the “Collateral Agent”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and each Lender wishes to provide, consent to acquire the [***] Fund as such fund is identified by the Borrower in that certain Tax Equity Fund Certificate No. 1, dated as of December 9, 2016, and delivered by the Borrower to the Administrative Agent in accordance with Section 2.05(b)(i) of the Credit Agreement (such acquisition, the “Acquisition”); and

WHEREAS, the Borrower also wishes to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty and Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Article IV below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1.New Defined Terms:  The following new defined term is added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

““[***] Opco”” means Sunrun [***] Owner [***], LLC, a Delaware limited liability company.

2.Amendment of Section 7.19.  Section 7.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.19. Battery Storage Approval. The Borrower shall not permit (a) [***] Opco to purchase more than [***] Projects that include battery storage, (b) [***] Opco to purchase more than [***] Projects that include battery storage or (c) [***] Opco to purchase more than [***] Projects that include battery storage, in each case, until such time as, following the delivery by the Borrower to the Administrative Agent of a report by the Independent Engineer regarding battery storage, the Administrative Agent and the Required Lenders agree that such Projects, which include battery storage, shall constitute Eligible Projects hereunder (the “Battery Storage Approval”); provided, that, the Borrower agrees that any Project owned or purchased by [***] Opco, [***] Opco or [***] Opco that includes battery storage shall not constitute an Eligible Project until the Battery Storage Approval is obtained.

II.Amendment to the Guaranty and Security Agreement. Subject to the satisfaction of the conditions set forth in Article IV below, the Guaranty and Security Agreement is hereby amended by adding the following sentence at the end of Section 7.2(b):

“In addition, in connection with any Permitted Fund Disposition with respect to any Holdco Guarantor and any Membership Interests therein, upon the satisfaction of each of the conditions set forth in the definition of Permitted Fund Disposition in the Credit Agreement with respect thereto, the security interest granted herein by such Holdco Guarantor and all other obligations of such Holdco Guarantor hereunder shall be (at the written request of the Borrower to the Collateral Agent, confirmed and countersigned by Administrative Agent) released, the security interest granted herein by such Holdco Guarantor shall terminate and all rights thereto shall revert to such Holdco Guarantor and any certificated securities and irrevocable proxies and/or power relating thereto shall be returned to such Holdco Guarantor, in each case, at the request and at the expense of such Holdco Guarantor.  Upon any such release in accordance with the preceding sentence, the Collateral Agent (acting at the direction of the Administrative Agent) shall update Schedule 3 and Schedule 6 to reflect such release.

III.Limited Consent.  At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article IV below, the Administrative Agent and each of the Lenders hereby consents and agrees (the “Consent”) to the Acquisition, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Credit Agreement. The Consent granted pursuant to this Article III is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IV.Conditions Precedent to Effectiveness.  The amendments contained in Articles I and II and the Consents contained in Article III shall not be effective until the date (such date, the “Amendment Effective Date”) that:

1.the Administrative Agent shall have received copies of this Amendment executed by the Borrower and the Lenders, and acknowledged by the Administrative Agent; and

2.the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).

V.Representations and Warranties. The Borrower represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:

1.Power and Authority; Authorization.  The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement.  The Borrower has duly authorized, executed and delivered this Amendment.

2.Enforceability.  Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.

3.Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.

4.Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.

VI.Limited Amendment.  Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and the Borrower acknowledges

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  From and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

VII.Miscellaneous.

1.Counterparts.  This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

2.Severability.  In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

3.Governing Law, etc..  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK.  The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4.Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.

5.Headings.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

6.Execution of Documents.  The undersigned Lenders hereby authorize and instruct the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN HERA PORTFOLIO 2015-A, LLC,
as Borrower

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Sunrun [***] Manager [***], LLC

By:	Sunrun Hera Portfolio 2015-A, LLC
Its:	Sole Member

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Sunrun [***] Manager [***], LLC

By:	Sunrun Hera Portfolio 2015-A, LLC
Its:	Sole Member

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Sunrun [***] Manager [***], LLC

By:	Sunrun Hera Portfolio 2015-A, LLC
Its:	Sole Member

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Sunrun [***] Manager [***], LLC

By:	Sunrun Hera Portfolio 2015-A, LLC
Its:	Sole Member

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Sunrun [***] Manager [***], LLC

By:	Sunrun Hera Portfolio 2015-A, LLC
Its:	Sole Member

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Sunrun [***] Manager [***], LLC

By:	Sunrun Hera Portfolio 2015-A, LLC
Its:	Sole Member

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

INVESTEC BANK PLC,
as Administrative Agent

By:	/s/ Andrew Nosworthy
	Name:	Andrew Nosworthy
	Title:	Authorized Signatory

By:	/s/ Oliver Tagg
	Name:	Oliver Tagg
	Title:	Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

INVESTEC BANK PLC,
as Issuing Bank

By:	/s/ Andrew Nosworthy
	Name:	Andrew Nosworthy
	Title:	Authorized Signatory

By:	/s/ Oliver Tagg
	Name:	Oliver Tagg
	Title:	Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

INVESTEC BANK PLC,
as Lender

By:	/s/ Andrew Nosworthy
	Name:	Andrew Nosworthy
	Title:	Authorized Signatory

By:	/s/ Oliver Tagg
	Name:	Oliver Tagg
	Title:	Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

Deutsche Bank Trust Company Americas,
as Collateral Agent

By:	/s/ Jennifer Van Dyne
	Name:	Jennifer Van Dyne
	Title:	Assistant Vice President

By:	/s/ Andrew Ball
	Name:	Andrew Ball
	Title:	Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Lisa A. Ryder
	Name:	Lisa A. Ryder
	Title:	Senior Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

SUNTRUST BANK,
as Lender

By:	/s/ Nina Johnson
	Name:	Nina Johnson
	Title:	Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

SILICON VALLEY BANK,
as Lender

By:	/s/ Sayoji Goli
	Name:	Sayoji Goli
	Title:	Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Raphael Dumas
	Name:	Raphael Dumas
	Title:	ID No. 19978

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

ING Capital LLC,
as Lender

By:	/s/ Thomas Cantello
	Name:	Thomas Cantello
	Title:	Director

By:	/s/ Scott Hancock
	Name:	Scott Hancock
	Title:	Director

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]

SUNRUN GAIA PORTFOLIO 2016-A, LLC,
as Lender

By:	Sunrun Gaia Holdco 2016, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Consent & Fourth Amendment (AF Credit Agreement)]